Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, N Y 10017

                           Notice of Annual Meeting of
                             Shareholders to be held
                              on September 17, 2001


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      10 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on September 17, 2001
                      at 10:00 a.m. local time;

Purposes:    (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending March 31, 2002 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on June 22, 2001 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary





August 1, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by indicating instructions in any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

     The Trust's founder and Administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

         This Notice and Proxy Statement are first being mailed on or about August 1, 2001.

         You should read this Proxy Statement prior to voting. Then, you may vote in one of three ways:

         Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         Telephone Voting

         To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

          To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Trust's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.34; Class C Shares, $11.34; and Class Y Shares, $11.36. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the selection of independent auditors (Proposal No. 2). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 52,681,000; Class C Shares, 1,512,981; and Class Y Shares, 943,002.

On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients

Name and address                     Number                     Percent
of the holder of                     of shares                 of class
record

Institutional 5% shareholders

Merrill Lynch Pierce
Fenner & Smith, Inc.              5,699,466 Class A Shares        10.8%
4800 Deer Lake Drive                377,309 Class C Shares        24.9%
Jacksonville, FL 32246              303,131 Class Y Shares        32.2%

Fiserv Securities Inc.
2005 Market Street
STE 1200
Philadelphia,
PA 19103                          4,561,995 Class A Shares        8.7%

Additional 5% shareholders

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust
2525 Pali Hwy.
Honolulu,
HI 96817                            142,897 Class Y Shares       15.2%

L.T. Miccio,
Trustee
1314 Kalakaua Ave.
Honolulu, HI 96826                  69,081 Class Y Shares(1)      7.4%

Pacific Century Trust
as Agent
P.O. Box 1930
Honolulu, HI 96805                  90,331 Class Y Shares         9.6%

Linda S. Kano, Trustee
575 Cooke St.
Honolulu, HI 96813                  82,133 Class Y Shares         8.7%

(1)      Includes 28,314 shares held in another trust with another trustee.

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         All of the nominees are presently Trustees and were elected by the shareholders in September , 2000. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. Each of the Trustees holds the same positions with the Pacific Capital Funds of Cash Assets Trust: Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust, money-market fund portfolios having the same Adviser and Administrator as the Trust. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Administrator and the Distributor. Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk. (See "Other Information," below for a description of certain agreements among them and the Trust, including provisions about persons suggested by them to be Trustees.)

         In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

         The following material includes the name, positions with the Trust, address, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Name, Position                  Business Experience
with the Trust,
Address, Age,
Shares owned


Lacy B. Herrmann*             Founder and Chairman of the Board of Aquila
Chairman of the               Management Corporation, the sponsoring
Board of Trustees             organization and Manager or Administrator
380 Madison Avenue            and/or Adviser or Sub-Adviser to the
New York, NY                  Aquila Money-Market Funds, the Aquila Bond
10017                         Funds and the Aquila Equity Funds,
Age: 72                       and Founder, Chairman of the Board of Trustees
Shares Owned: 1,404(1)        and (currently or until 1998) President of each
                              since its establishment, beginning
                              in 1984; Director of Aquila
                              Distributors, Inc., distributor of
                              the above funds, since 1981 and
                              formerly Vice President or
                              Secretary, 1981-1998; President and
                              a Director of STCM Management
                              Company, Inc., sponsor and
                              sub-adviser to Capital Cash
                              Management Trust; Founder and
                              Chairman of several other
                              money-market funds; Director or
                              Trustee of OCC Cash Reserves, Inc.
                              and Quest For Value Accumulation
                              Trust, and Director or Trustee of
                              Oppenheimer Quest Value Fund, Inc.,
                              Oppenheimer Quest Global Value Fund,
                              Inc. and Oppenheimer Rochester Group
                              of Funds, each of which is an
                              open-end investment company; Trustee
                              of Brown University, 1990-1996 and
                              currently Trustee Emeritus; actively
                              involved for many years in
                              leadership roles with university,
                              school and charitable organizations.

(1) Includes 571 shares held of record by his wife and 958 shares held by Aquila Management Corporation.

William M. Cole               President of Cole International,
Trustee                       Inc., financial and shipping consultants,
852 Ramapo Way                since 1974; President of Cole Associates,
Westfield, NJ                 shopping center and real estate developers,
07090                         1974-1976; President of Seatrain Lines,
Age: 70                       Inc., 1970-1974; former General Partner of
Shares owned: 85              Jones & Thompson, international shipping
                              brokers; Trustee of Pacific Capital
                              Cash Assets Trust since 1984, of
                              Hawaiian Tax-Free Trust since 1985,
                              of Pacific Capital Tax-Free Cash
                              Assets Trust and Pacific Capital
                              U.S. Government Securities Cash
                              Assets Trust since 1988 and of
                              Tax-Free Fund of Colorado,
                              1987-2000; Chairman of Cole Group, a
                              financial consulting and real estate
                              firm, since 1985.

Thomas W. Courtney            President of Courtney Associates, Inc.,
Trustee                       a venture capital firm, since 1988; General
P.O. Box 580                  Partner of Trivest Venture Fund, 1983-1988;
Sewickley, PA 15143           President of Federated Investment Counseling
Age: 67                       Inc., 1975-1982; formerly a Director of the
Shares owned: 1,947           Financial Analysts Federation; Trustee of
                              Hawaiian Tax-Free Trust and Pacific
                              Capital Cash Assets Trust since
                              1984, of Tax-Free Trust of Arizona
                              since 1986 and of Pacific Capital
                              Tax-Free Cash Assets Trust and
                              Pacific Capital U.S. Government
                              Securities Cash Assets Trust since
                              1988; Trustee of numerous
                              Oppenheimer Capital and Oppenheimer
                              Management Funds.


Richard W. Gushman, II        President and Chief Executive Officer of OKOA,
Trustee                       Inc., a private Hawaii corporation involved in
700 Bishop Street             real estate, since 1972; Trustee of The
Suite 200                     Estate of James Campbell since 2000, of Hawaiian
Honolulu,                     Tax-Free Trust since 1992 and of Pacific
HI 96813                      Capital Cash Assets Trust, Pacific Capital
Age: 55                       Tax-Free Cash Assets Trust and Pacific Capital
Shares Owned: 762             U.S. Government Securities Cash Assets Trust
                              since 1993; Trustee of Pacific
                              Capital Funds, which includes bond
                              and stock funds, since 1993; Trustee
                              of the University of Hawaii
                              Foundation since 1997, and of Hawaii
                              Pacific University since 1997;
                              Director of Outrigger Hotels since
                              2000, of Servco Inc., a diversified
                              company with interests including
                              distribution and retail sales of
                              automobiles, office equipment,
                              consumer appliances and educational
                              materials since 1998, of Oceanic
                              Cablevision, Inc. since 1996, of
                              United Way of America since 1998, of
                              Aloha United Way since 1984, and of
                              Boys and Girls Club of Honolulu
                              since 1981.

Stanley W. Hong               President and Chief Executive Officer
Trustee                       of The Chamber of Commerce of Hawaii since
4976 Poola Street             1996; business consultant since 1994; Senior
Honolulu, Hawaii 96821        Vice President of McCormack Properties, Ltd.,
Age: 65                       1993-1994; President and Chief Executive of the
Shares owned: 1,197(2)        Hawaii Visitors Bureau, 1984-1993; Vice
                              President, General Counsel and
                              Corporate Secretary of Theo, Davies
                              & Co., Ltd., a multiple business
                              company, 1973-1984; formerly
                              Legislative Assistant to U.S.
                              Senator Hiram L. Fong; member of
                              the Boards of Directors of several
                              community organizations; Trustee of
                              Hawaiian Tax-Free Trust since 1992
                              and of Pacific Capital Cash Assets
                              Trust, Pacific Capital Tax-Free
                              Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1993;
                              Trustee of Pacific Capital Funds,
                              which includes bond and stock
                              funds, since 1993; Director of
                              Central Pacific Bank since 1985 and
                              of Hawaii Public Television
                              Foundation since 1998; Trustee of
                              The King William Charles Lunalilo
                              Trust Estate since 2001 and of
                              Nature Conservancy of Hawaii since
                              1990; Regent of Chaminade
                              University of Honolulu since 1990.

(2) Held of record by his wife.

Theodore T. Mason             Executive Director of Louisiana
Trustee                       Power Partners, LLC since 1999
26 Circle Drive,              and of East Wind Power Partners
Hastings-on-Hudson,           since 1994; First Vice President
NY 10706                      of the Alumni Association of SUNY
Age: 65                       Maritime College (Second Vice President,
Shares Owned: 917             1998-2000) and Director of the same
                              organization since 1997; Director of
                              Cogeneration Development of
                              Willamette Industries, Inc., a
                              forest products company, 1991-1993;
                              Vice President of Corporate
                              Development of Penntech Papers,
                              Inc., 1978-1991; Vice President of
                              Capital Projects for the same
                              company, 1977-1978; Vice Chairman of
                              the Board of Trustees of Capital
                              Cash Management Trust since 1981,
                              Trustee and Vice President,
                              1976-1981, and formerly Director of
                              its predecessor; Director of STCM
                              Management Company, Inc.; Vice
                              Chairman of the Board of Trustees
                              and Trustee of Prime Cash Fund
                              (which is inactive) since 1982;
                              Trustee of Short Term Asset
                              Reserves, 1984-1986 and 1989-1996,
                              of Hawaiian Tax-Free Trust and
                              Pacific Capital Cash Assets Trust
                              since 1984, of Churchill Cash
                              Reserves Trust since 1985, of
                              Pacific Capital Tax-Free Cash Assets
                              Trust and Pacific Capital U.S.
                              Government Securities Cash Assets
                              Trust since 1988 and of Churchill
                              Tax-Free Fund of Kentucky since
                              1992; Trustee of OCC Accumulation
                              Trust and the OCC Cash Reserves,
                              Inc. since 1999; Director of The
                              Maritime Industry Museum at Fort
                              Schuyler and of the Maritime College
                              at Fort Schuyler Foundation, Inc.
                              since 2000; President and Director
                              of Ted Mason Venture Associates,
                              Inc., a venture capital consulting
                              firm, 1972-1980; Advisor to the
                              Commander, U.S. Maritime Defense
                              Zone Atlantic, 1984-1988; National
                              Vice President, Surface/Subsurface,
                              Naval Reserve Association,
                              1985-1987; National Vice President,
                              Budget and Finance, for the same
                              Association, 1983-1985; Commanding
                              Officer of four Naval Reserve Units,
                              1974-1985; Captain, USNR, 1978-1988.


Russell K. Okata              Executive Director, Hawaii Government
Trustee                       Employees Association AFSCME Local 152,
888 Miliani Street            AFL-CIO since 1981; Trustee of Hawaiian
Suite 601,                    Tax-Free Trust since 1992 and of
Honolulu, HI                  Pacific Capital Cash Assets Trust, Pacific
96813-2991                    Capital Tax-Free Cash Assets Trust and Pacific
Age: 57                       Capital U.S. Government Securities Cash Assets
Shares owned: 689(3)          Trust since 1993; Trustee of Pacific Capital
                              Funds, which includes bond and stock
                              funds, since 1993; Chairman of the
                              Royal State Insurance Group since
                              1988; Trustee of the Blood Bank of
                              Hawaii since 1975 (Chair 1982-1984);
                              International Vice President of the
                              American Federation of State, County
                              and Municipal Employees, AFL-CIO
                              since 1981; Director of the
                              Rehabilitation Hospital of the
                              Pacific since 1981; Trustee of the
                              Public Schools of Hawaii Foundation
                              since 1986; Member of the Judicial
                              Council of Hawaii since 1987; and
                              1997 chair of the Hawaii Community
                              Foundation.

(3) Held of record jointly with his wife.

Douglas Philpotts*            Retired; Director of Hawaiian Trust
Trustee                       Company, Limited 1986-1997; Chairman
55 Dowseth Avenue             of the Board, 1992-1994 and President,
Honolulu, HI 96817            1986-1992; Director of Victoria Ward,
Age: 69                       Limited since 1973; Trustee of Pacific Capital
Shares owned: 1,095(4)        Cash Assets Trust, Pacific Capital Tax-Free
                              Cash Assets Trust, Pacific Capital
                              U.S. Government Securities Cash
                              Assets Trust and Hawaiian Tax-Free
                              Trust since 1992; Trustee of
                              Pacific Capital Funds, which
                              includes bond and stock funds,
                              since 1993; Trustee of the Strong
                              Foundation since 1972; present or
                              former director or trustee of a
                              number of civic and charitable
                              organizations in Hawaii.

(4) Held as trustee of a personal trust.

Oswald K. Stender             Director of Hawaiian Electric Industries,
Trustee                       Inc., a public utility holding company, since
711 Kapiolani Blvd.           1993; Trustee of the Bernice Pauahi Bishop
Honolulu, HI                  Estate 1990-1999; Senior Advisor to the
96813                         Trustees of The Estate of James Campbell,
Age:69                        1987-1989 and Chief Executive Officer, 1976-
Shares owned: 604             1988; Trustee, Office of Hawaiian Affairs since
                              2000; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of
                              Hawaiian Tax-Free Trust since 1992
                              and of Pacific Capital Cash Assets
                              Trust, Pacific Capital Tax-Free
                              Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1993;
                              Trustee of Pacific Capital Funds,
                              which includes bond and stock
                              funds, since 1993.


Diana P. Herrmann             President and Chief Operating Officer of
President                     the Administrator since 1997, a
380 Madison                   Director since 1984, Secretary since 1986
Avenue                        and previously its Executive Vice
New York,                     President, Senior Vice President
NY 10017                      or Vice President, 1986-1997;
Age: 43                       President of various Aquila Bond and
                              Money-Market Funds since 1998; Assistant
                              Vice President, Vice President,
                              Senior Vice President or Executive
                              Vice President of Aquila
                              Money-Market, Bond and Equity Funds
                              since 1986; Trustee of a number of
                              Aquila Money-Market, Bond and Equity
                              Funds since 1995; Trustee of Reserve
                              Money-Market Funds, 1999-2000 and of
                              Reserve Private Equity Series,
                              1998-2000; Assistant Vice President
                              and formerly Loan Officer of
                              European American Bank, 1981-1986;
                              daughter of the Trust's Chairman;
                              Trustee of the Leopold Schepp
                              Foundation (academic scholarships)
                              since 1995; actively involved in
                              mutual fund and trade associations
                              and in college and other volunteer
                              organizations.

Sherri Foster                 Senior Vice President of Hawaiian
Senior Vice                   Tax-Free Trust since 1993, Vice President,
President                     1988-1992 and Assistant Vice President,
100 Ridge Road                1985-1988; Vice President of  Pacific Capital
Suite 1813-15                 Cash Assets Trust, Pacific Capital Tax-Free
Lahaina, HI 96761             Cash Assets Trust and Pacific Capital U.S.
Age: 50                       Government Securities Cash Assets Trust since 1997
                              Assistant Vice President of Pacific
                              Capital Cash Assets Trust since 1985
                              and of Pacific Capital Tax-Free Cash Assets
                              Trust and Pacific Capital U.S.
                              Government Securities Cash Assets
                              Trust since 1988; Vice President of
                              Aquila Cascadia Equity Fund since
                              1998; Registered Representative of
                              the Distributor since 1985;
                              Realtor-Associate of Tom Soeten
                              Realty; Sherian Bender Realty,
                              successor to John Wilson
                              Enterprises, 1983-1998; Executive
                              Secretary of the Hyatt Regency,
                              Maui, 1981-1983; member, Financial
                              Planning Association of Hawaii and
                              various associations of realtors.

Stephen J. Caridi             Vice President of the Distributor since
Vice                          1995, Assistant Vice President 1988-1995,
President                     Marketing Associate, 1986-1988; Vice
380 Madison                   President of Hawaiian Tax-Free Trust
Avenue                        since 1998; Senior Vice President of
New York,                     Narragansett Insured Tax-Free Income Fund since
NY 10017                      1998, Vice President since 1996; Assistant Vice
Age: 40                       President of Tax-Free Fund For Utah since 1993;
                              Mutual Funds Coordinator of
                              Prudential Bache Securities,
                              1984-1986; Account Representative of
                              Astoria Federal Savings and Loan
                              Association, 1979-1984.

Rose F. Marotta               Chief Financial Officer of the Aquila
Chief Financial Officer       Money-Market, Bond and Equity Funds
380 Madison Avenue            since 1991 and Treasurer, 1981-1991;
New York, NY                  formerly Treasurer of the predecessor of
10017                         Capital Cash Management Trust; Treasurer
Age: 77                       and Director of STCM Management Company,
                              Inc., since 1974; Chief Financial Officer of the Administrator since 1984 and of the Distributor, 1985-2000.


Joseph P. DiMaggio            Treasurer of the Aquila Money-Market,
Treasurer                     Bond and Equity Funds; Treasurer of Aquila
380 Madison Avenue            Distributors, Inc. since 2000; Controller of
New York, NY 10017            Van Eck Global Funds, 1993-2000; Mutual
Age: 44                       Fund Accounting Manager of Alliance
                              Capital Management L.P., 1985-1993.

Lori A Vindigni               Assistant Vice President of Aquila Management
Assistant Treasurer           Corporation since 1998, formerly Fund
380 Madison Avenue            Accountant for the Aquila Group of Investment
New York, NY                  Companies since 1995; Staff Officer and Fund
10017                         Accountant of Citibank Global Asset Management
Age: 34                       Group of Investment Companies, 1994-1995; Fund
                              Accounting Supervisor of Dean Witter Group of
                              Investment Companies, 1990-1994.

Edward M. W. Hines            Partner of Hollyer Brady Smith & Hines LLP,
Secretary                     attorneys, since 1989 and counsel,
551 Fifth Avenue              1987-1989; Secretary of the Aquila
New York, NY                  Money-Market, Bond and Equity Funds since 1982;
10176                         Secretary of Trinity Liquid Assets Trust, 1982-
Age: 61                       1985 and Trustee of that Trust, 1985-1986;
                              Secretary of Oxford Cash Management Fund, 1982-
                              1988.

Robert W. Anderson            Compliance Officer of Aquila Management
Assistant Secretary           Corporation since 1998 and Assistant Secretary
380 Madison Avenue,           of the Aquila Money-Market Funds and the Aquila
New York, NY 10017            Bond and Equity Funds since 2000; Consultant,
Age: 60                       The Wadsworth Group, 1995-1998; Executive Vice
                              President of Sheffield Management
                              Company (investment adviser and
                              distributor of a mutual fund group),
                              1986-1995.

John M. Herndon               Assistant Secretary of the Aquila Money-
Assistant Secretary           Market, Bond and Equity Funds since 1995
380 Madison Avenue            and Vice President of the Aquila Money-
New York, NY                  Market Funds since 1990; Vice President of
10017                         the Administrator since 1990; Investment
Age: 61                       Services Consultant and Bank Services Executive
                              of Wright Investors' Service, a
                              registered investment adviser,
                              1983-1989; Member of the American
                              Finance Association, the Western
                              Finance Association and the Society
                              of Quantitative Analysts.


The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2001, the Trust paid a total of $175,553 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                             Compensation      Number of
                                             from all          boards on
                            Compensation     funds in the      which the
                            from the         Aquilasm          Trustee
Name                        Trust            Group of Funds    now serves

William M. Cole            $14,250          $41,450            4

Theodore T. Mason          $15,300          $54,050            7

Thomas W.
Courtney                   $15,300          $52,700            5

Richard W.
Gushman                    $15,600          $43,800            4

Stanley W. Hong            $14,600          $41,800            4

Russell K. Okata           $14,600          $41,800            4

Douglas Philpotts          $13,100          $35,800            4

Oswald Stender             $15,300          $42,500            4

     Certain Trustees are also trustees of the funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser. For the same period, these funds paid the following Trustees the amounts listed: Mr. Gushman, $26,000; Mr. Hong, $26,000; Mr. Okata, $26,000; Mr. Philpotts, $25,500; and Mr.
Stender, $26,000.

         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Administrator is Manager or Administrator to the Aquilasm Group of Trusts, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 2001 these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended March 31, 2001 the Trust paid $1,538,034 in fees to the Administrator.


         During the fiscal year ended March 31, 2001, $1,147,766 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $62,442 was retained by the Distributor. With respect to Class C Shares, during the same period $99,069 was paid under Part II of the Plan and $33,023 was paid under the Shareholder Services Plan. Of these total payments of $132,092, the Distributor received $58,146. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee
(i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. Each Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

         KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 2002 Such selection is submitted to the shareholders for ratification or rejection.

         The Trust paid the following fees to KPMG LLP during the fiscal year ended March 31, 2001:

Audit Fees                                                    $14,800

Financial Information
Systems Design and Implementation                                   0

All Other Fees                                                 $6,250

         (Fees for preparation
          of the Trust's tax
          returns and tax-related memoranda.)

         KPMG LLP did not perform any services during the fiscal year for the Trust's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides services to the Trust.

         The Audit Committee of the Trust's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG LLP and has accepted that firm's representation that it is independent in recommending re-appointment of KPMG LLP for the fiscal year ending March 31, 2002.

         The firm has no direct or indirect financial interest in the Trust, the Trust's Administrator or the Trust's Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.



                                Important Notice
                             Please Read Immediately


                             Hawaiian Tax-Free Trust

                    Notice of Annual Meeting of Shareholders
                        to be held on September 17, 2001

                                 PROXY STATEMENT

                             HAWAIIAN TAX-FREE TRUST
                                     Class A

                Proxy for Shareholders Meeting September 17, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, September 17, 2001 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS A

         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                                   [ ]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1) Lacy B. Herrmann*; 2) William M. Cole; 3) Thomas W. Courtney; 4) Richard
     W. Gushman, II; 5) Stanley W. Hong; 6) Theodore T. Mason; 7) Russell K. Okata; 8) Douglas Philpotts*; 9) Oswald K. Stender


                  * interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except


To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------


[bolded in printed form]

Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


     As to any other matter said proxies shall vote in accordance with their best judgment.



Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         H.       I plan to attend the annual meeting in Honolulu[__]
         M.       I plan to attend the outreach meeting in Maui[__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Date_________
 Signature
[Please sign within box]

_________________________________Date__________
 Signature
(Joint Owners)

                             HAWAIIAN TAX-FREE TRUST
                                     Class C

                Proxy for Shareholders Meeting September 17, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, September 17, 2001 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS C

         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                                   [ ]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1) Lacy B. Herrmann*; 2) William M. Cole; 3) Thomas W. Courtney; 4) Richard
     W. Gushman, II; 5) Stanley W. Hong; 6) Theodore T. Mason; 7) Russell K. Okata; 8) Douglas Philpotts*; 9) Oswald K. Stender


                  * interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except


To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------


[bolded in printed form]

Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


     As to any other matter said proxies shall vote in accordance with their best judgment.



Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         H.       I plan to attend the annual meeting in Honolulu[__]
         M.       I plan to attend the outreach meeting in Maui[__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Date_________
 Signature
[Please sign within box]

_________________________________Date__________
 Signature
(Joint Owners)

                             HAWAIIAN TAX-FREE TRUST
                                     Class Y

                Proxy for Shareholders Meeting September 17, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, September 17, 2001 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 HAWAIIAN TAX-FREE TRUST CLASS Y

         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                                   [ ]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees


     1) Lacy B. Herrmann*; 2) William M. Cole; 3) Thomas W. Courtney; 4) Richard
     W. Gushman, II; 5) Stanley W. Hong; 6) Theodore T. Mason; 7) Russell K. Okata; 8) Douglas Philpotts*; 9) Oswald K. Stender


                  * interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except


To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------


[bolded in printed form]

Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


     As to any other matter said proxies shall vote in accordance with their best judgment.



Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         H.       I plan to attend the annual meeting in Honolulu[__]
         M.       I plan to attend the outreach meeting in Maui[__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Date_________
 Signature
[Please sign within box]

_________________________________Date__________
 Signature
(Joint Owners)